                                                                    EXHIBIT 10.1


                       ASSIGNMENT OF INTELLECTUAL PROPERTY


                  WHEREAS, Caring Products International, Inc. a Delaware Corporation with a principal place of business at 200 First Avenue West, 2nd Floor, Seattle Washington 98119 ("Assignor") has used the patent, trademarks, and copyrights identified on the attached Schedule A (collectively "the said intellectual property"); and

                  WHEREAS, Creative Products International, Inc. a Delaware Corporation with a principal place of business at P.O. Box 9288, Seattle, Washington 98109 ("Assignee") is desirous of acquiring any and all rights that Assignor may have in and to the said Intellectual Property, and all pending applications and registrations therefor, together with the goodwill of the business in connection with which the said Intellectual Property is used and which is symbolized by the said Intellectual Property, along with the right to recover for damages and profits for past infringements thereof; and all extensions and renewals among the forgoing;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all right, title and interest in and to the said Intellectual Property and the registrations therefor for the United States and throughout the world together with the goodwill of the business in connection with which the said Intellectual Property is used and which is symbolized by the said Intellectual Property, along with the right to recover for damages and profits for past infringements thereof;

                  Assignor agrees to execute and deliver at the request of the Assignee, all papers, instruments, and assignments, and to perform any other reasonable acts the Assignee may require in order to vest all Assignor's rights, title, and interest in and to the said Intellectual Property in the Assignee and/or to provide evidence to support any of the foregoing in the event such evidence is deemed necessary by the Assignee, to the extent such evidence is in the possession or control of Assignor.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be signed by its officer thereunto duly authorized as of this 30th day of June, 1999.

                                    CARING PRODUCTS INTERNATIONAL, INC.


                                    By /s/ Susan A. Schreter
                                      --------------------------------
                                    Name:  Susan A. Schreter
                                    Title:   President

                                   SCHEDULE A


                  PATENTS

                  PATENT                                               REG. NO.
                  ------                                               --------

                  Washable diaper with liquid                          5,360,422

                  impervious chanel for retaining

                  disposable absorbant insert



                  TRADEMARKS

                  MARK                      COUNTRY         CLASS       REG./APP.NO.
                  ----                      -------         -----       ------------

                  BUMPERCHUTE               U.S.            16, 25        2,198,356

                  WIZZ KIDZ                 U.S             16           75/475,333

                  WIZZ KIDZ (stylized)      U.S.            25           75/475,334

                  WIZZ KIDZ (stylized)      U.S.            25           75/475,335

                  WIZZ KIDZ                 U.S.            16           75/475,336

                  WAY TO GO (stylized)      U.S.            16           75/475,337

                  WAY TO GO                 U.S.            16           75/475,338

                  BOOSTER                   U.S.            16           75/539,883

                  BOOSTER                   U.S.            25           75/539,884

                  BUMPERCHUTE               Canada          16, 25       TMA462,271

                  BUMPERCHUTE               Germany         5              2092109

                  BUMPERCHUTE               U.K.            5              1563213

                  BUMPERCHUTE               U.K.            16              1563214

                  BUMPERCHUTE               U.K.            25              1563215

                  BUMPERCHUTE               France          5, 16, 25     94 512437



COPYRIGHTS

TITLE                                                         REG. NO.
-----                                                         --------

Way to Go Cody!                                               TXU853688

Way to Go Sara!                                               TXU853687

Way to Go! (and Toilet Training the                           TXU853411

BumperChute Way--a parent guide book)

Head to Toe, Way to Go                                        pending

Booster Kid Characters:                                       pending

-        Explore Ethan:  Explorer in Training

-        Baseball Billy, Baseball Player in Training

-        Soccer Sophie, Soccer Player in Training

-        Cowboy Cody, Cowboy in Training

-        Dancer Darcy, Dancer in Training

-        Officer Oliver, Officer in Training

-        Jazzy Jill, Musician in Training

-        Jazzy Jeff, Musician in Training

-        Cookie Baker Brandy, Cookie Baker in Training

-        Cookie Baker Brandon, Cookie Baker in Training

-        Astro Andy, Astronaut in Training

-        Ranger Raina, Ranger in Training

-        Ranger Ryan, Ranger in Training

-        Gardner Gretchen, Gardener in Training

-        Gardener Griffin, Gardener in Training

-        Artist Annie, Artist in Training


-        Artist Aaron, Artist in Training

-        Fire Fighter Frankie, Fire Fighter in Training

-        Fire Fighter Francie, Fire Fighter in Training

-        Doctor Dylan, Doctor in Training

-        Doctor Danielle, Doctor in Training

-        Veterinarian Vinnie, Veterinarian in Training

-        Ballerina Becky, Ballerina in Training

-        Race Car Driver Renny, Race Car Driver in Training

-        Booster Bear

-        Traffic Cop Tracy, Traffic Cop in Training